                                                                    EXHIBIT 24.1
                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officers and Directors of Audible, Inc., a Delaware corporation (the "Corporation"), hereby constitute and appoint Donald R. Katz and Nancy A. Spangler, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in their respective names as Officers and as Directors of the Corporation, a Registration Statement on Form S-8 relating to the proposed issuance of Common Stock and other securities pursuant to the Audible, Inc. 1999 Stock Incentive Plan (or any and all amendments, including post-effective amendments, to such Registration Statement) and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and with full power of substitution; hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

             Signature                            Title                                      Date
             ---------                            -----                                      ----
/s/  Donald R. Katz                           Acting President and                     November 12, 1999
------------------------------               Chief Executive Officer
     Donald R. Katz                     Chairman of the Board of Directors

/s/  Timothy Mott                                   Director                           November 11, 1999
------------------------------
     Timothy Mott

------------------------------                      Director
   R. Bradford Burnham

/s/  Thomas P. Hirschfeld                           Director                           November 12, 1999
------------------------------
     Thomas P. Hirschfeld


------------------------------
     W. Bingham Gordon                              Director


/s/  Winthrop Knowlton
------------------------------
     Winthrop Knowlton                              Director                           November 13, 1999


-------------------------------
     Richard Brass